Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Jan. 31, 2021	Jan. 31, 2020	Jan. 31, 2019
Net income	$ 52,100	$ 36,997	$ 31,277
Other comprehensive income (loss):
Foreign currency translation adjustment, net of income tax (recovery) expense of $290 for the year ended January 31, 2021 (January 31, 2020 – ($132); January 31, 2019 – ($44))	24,755	(743)	(9,949)
Total other comprehensive income (loss)	24,755	(743)	(9,949)
COMPREHENSIVE INCOME	$ 76,855	$ 36,254	$ 21,328